EXHIBIT (23a)

SPRINT CORPORATION
CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-3, No. 33-34567; Form S-3, No. 33-48689; Form S-3, No. 33-58488; Form S-3, No. 33-59996; Form S-3, No. 33-64564;
Form S-8, No. 33-35173; Form S-8, No. 33-44255; Form S-8, No. 33-
38761; Form S-8, No. 33-21662; Form S-8, No. 33-28544; Form S-8,
No. 33-31802; Form S-8, No. 2-97322; Form S-8, No. 33-50421; Form S-
8, No. 2-71704; Form S-8, No. 2-62061; Form S-8, No. 33-59316; Form
S-8, No. 33-59318; Form S-8, No. 33-59320; Form S-8, No. 33-59322;
Form S-8, No. 33-59324; Form S-8, No. 33-59326; Form S-8, No. 33-
59328; Form S-8, No. 33-53695, Form S-8, No. 33-57785 and Form S-8,
No. 33-57911) of Sprint Corporation and in the related Prospectuses of our report dated January 31, 1995, with respect to the consolidated financial statements and schedule of Sprint
Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1994.




                                             /s/ ERNST & YOUNG LLP
                                             ERNST & YOUNG LLP


Kansas City, Missouri
March 6, 1995







                                                      EXHIBIT (23b)
SPRINT CORPORATION
CONSENT OF INDEPENDENT AUDITORS


As independent public accountants, we hereby consent to the inclusion in this Form 10-K of our report dated February 3, 1993, covering the consolidated statements of income, common shareowners' investment, cash flows and schedule of Centel Corporation (a Kansas corporation) for the year ended December 31, 1992, incorporated by reference into the following previously filed registration statements of Sprint Corporation.

               Registration Statements on Form S-3:


                   33-34567         33-59996
                   33-48689         33-64564
                   33-58488

               Registration Statements on Form S-8:

                   33-35173          2-62061
                   33-44255         33-59316
                   33-38761         33-59318
                   33-21662         33-59320
                   33-28544         33-59322
                   33-31802         33-59324
                   33-50421         33-59326
                    2-97322         33-59328
                    2-71704         33-53695
                   33-57785         33-57911



                                          /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP


Chicago, Illinois
March 6, 1995